EXHIBIT 10.10

AMENDMENT TO STANDBY EQUITY PURCHASE AGREEMENT

AMENDMENT, DATED AS OF OCTOBER 18, 2010, TO STANDBY EQUITY PURCHASE AGREEMENT, dated as of August 24, 2010 (“SEP Agreement”), made by and between Progreen Properties, Inc., a Delaware corporation, with its principal offices located at 380 North Old Woodward Ave., Suite 226, Birmingham, MI 48009 (“Progreen”), and LeadDog Capital, LP, having an office at 120 Wall Street, 24th Floor, New York, NY 10005 (the “Investor”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the SEP Agreement.

WHEREAS, Progreen and the Investor are parties to that certain SEP Agreement, dated August 24, 2010;

WHEREAS, the SEP Agreement provides that Progreen shall, at its sole cost and expense, use its reasonable best effort to have the Registration Statement to register with the Securities and Exchange Commission the equity line of credit to be provide pursuant to the SEP Agreement filed within sixty (60) calendar days following the Execution Date of the SEP Agreement (the “Registration Statement Filing Date”); and

WHEREAS, Progreen and the Investor have agreed to extend to Registration Statement Filing Date under Section 11b.(v) of the SEP Agreement to on or before March 1, 2011, subject to further extension by agreement of the parties; and

WHEREAS, in accordance with the terms and conditions of the SEP Agreement, Progreen and the Investor hereby approve the amendment of the SEP Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1.        By their respective execution of this Agreement, Progreen and the Investor agree that the Registration Statement Filing Date under the SEP Agreement shall be on or before March 1, 2011, subject to further extension by agreement of the parties.

2.        By their respective execution of this Agreement, Progreen and the Investor agree that Section 11b.(v) of the SEP Agreement shall be amended to read in its entirety as follows:

(v)
The Company shall, at its sole cost and expense, use its reasonable best effort to have the Registration Statement filed on or before March 1, 2011, subject to further extension by agreement of the parties.

3.      Except as expressly provided herein, the SEP Agreement shall continue in full force and effect.

PROGREEN PROPERTIES, INC.

By: /s/ Jan Telander
Name: Jan Telander
Title: President & CEO

LEADDOG CAPITAL, LP

By: /s/ Joseph B. LaRocco
Name: Joseph B. La Rocco
Title: Managing Member